Exhibit 3.63

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/25/2002
020598147 - 3573074
STATE of DELAWARE
LIMITED LIABILITY COMPANY
CERTIFICATE of FORMATION
of
VHS ACQUISITION COMPANY NUMBER 2, LLC
     This Certificate of Formation of VHS Acquisition Company Number 2, LLC (the “Company”) is being executed by the undersigned for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act.
• First:	The name of the limited liability company is VHS Acquisition Company Number 2, LLC.

• Second:	The address of its registered office in the State of Delaware is 9 East Loockerman Street in the City of Dover. The name of its Registered Agent at such address is National Registered Agents, Inc.
     IN WITNESS WHEREOF, the undersigned, an authorized person of the Company, has caused this Certificate of Formation to be duly executed this 25th day of September, 2002.

By:	/s/ Ronald P. Soltman Authorized Person

Name:	Ronald P. Soltman (Type or Print)

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:55 PM 02/27/2009
FILED 01:55 PM 02/27/2009
SRV 090216426 - 3573074 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
VHS ACQUISITION COMPANY NUMBER 2, LLC
     VHS Acquisition Company Number 2, LLC (hereinafter called the “Company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:
1.	The name of the limited liability company is VHS Acquisition Company Number 2, LLC.

2.	The Certificate of Formation of the Company is hereby amended by striking the first paragraph thereof and substituting in lieu of said first paragraph the following:

“The name of the limited liability company is Physicians Alliance for ACE, LLC.”
Executed on this 27th day of February, 2009

BY:	VHS Acquisition Subsidiary Number 9, Inc.,
Managing Member

BY:	/s/ Ronald P. Soltman Ronald P. Soltman
Executive Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:24 PM 03/09/2009
FILED 03:24 PM 03/09/2009
SRV 090249387 - 3573074 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
PHYSICIANS ALLIANCE FOR ACE, LLC
     Physicians Alliance for ACE, LLC (hereinafter called the “Company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:
1.	The name of the limited liability company is Physicians Alliance for ACE, LLC.

2.	The Certificate of Formation of the Company is hereby amended by striking the first paragraph thereof and substituting in lieu of said first paragraph the following:

“The name of the limited liability company is BHS Physicians Alliance for ACE, LLC.”
Executed on this 9th day of March, 2009.

BY:	VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.,
Managing Member

/s/ Ronald P. Soltman Ronald P. Soltman
Executive Vice President